                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-4789

                            SCUDDER NEW ASIA FUND, INC.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

                       345 Park Avenue, New York, NY 10154
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       6/30/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

SCUDDER

FUND, INC.

Semiannual Report to Stockholders

June 30, 2004

A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Asian companies.

Scudder New Asia Fund, Inc.

Investment Objective and Policies

• long-term capital appreciation through investment primarily in the equity securities of Asian companies

Investment Characteristics

• a closed-end investment company investing in a broad spectrum of Asian companies and industries

• a vehicle for international diversification through participation in Asian stock markets

General Information

Executive Offices

Scudder New Asia Fund, Inc. 345 Park Avenue New York, NY 10154

Automated Information Line

Scudder Closed-End Fund Info Line 1-800-349-4281

Web Site

www.ScudderNewAsia.com

or visit our Direct Link:

CEF.Scudder.com (Do not use www.)

Obtain monthly fact sheets, financial reports, press releases and webcasts when available.

Transfer Agent and Registrar

Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: 1-800-294-4366

Dividend Reinvestment Plan Agent

UMB Bank, N.A.

Legal Counsel

Dechert LLP

Custodian

Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol - SAF

Contents

<Click Here> Portfolio Management Review

<Click Here> Other Information

<Click Here> Investment Summary

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Dividend Reinvestment and Cash Purchase Plan

<Click Here> Privacy Statement

Investments in funds involve risks. The fund focuses its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

This report is sent to the stockholders of Scudder New Asia Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Terrence Gray discusses Scudder New Asia Fund's strategy and the market environment during the six-month period ended June 30, 2004.

Q: The Asian markets began the year on a strong note, then declined sharply during the second quarter. What happened?

A: At the beginning of the year, the same factors that helped boost the Asian markets in 2003 - namely, robust global growth, strong commodities prices, low interest rates worldwide and improving corporate earnings - remained firmly in place. This helped fuel a continuation of the rally in higher-risk areas of the financial markets such as Asian equities: During the first quarter, the Morgan Stanley Capital International (MSCI) All-Country Asia Free Index delivered a return of 13.01%.

This favorable environment changed abruptly in early April following the release of better-than-expected employment data in the United States. The surprising strength of the job market appeared to signal the end of the "jobless" phase of the recovery and prompted investors to begin factoring in the possibility of higher interest rates. The resulting outflow of investor assets from higher-risk investments took a toll on the Asian markets. The downturn soon accelerated when it became apparent that China also would take steps to cool the rapid growth of its economy in order to prevent inflation and other potential imbalances. Since one of the key reasons for Asia's strong performance in 2003 was the rapid growth of the Chinese economy, this news sparked additional profit-taking. While the markets recovered to close the period off of their lows of mid-May, the damage had been done: For the second quarter, the MSCI All-Country Asia Free Index returned -5.35%.

Q: How did the fund perform?

A: The fund's net asset value (NAV) total return was -4.24% during the six-month period ended June 30, 2004, while its market value total return was -10.88%. The fund's share price - quoted on the NYSE - closed at $12.75 per share, representing a discount of 14% to NAV. In comparison, the MSCI All-Country Asia Free Index gained 6.95%.

Q: Why did the fund underperform?

A: The primary reason for its underperformance was its overweight position in small- and mid-caps. Almost a third of the portfolio is now invested in this area, which is home to a wealth of companies that we believe offer both rapid growth and attractive valuations. We believe that since many smaller stocks are not yet on the radar screens of global institutional investors, there is considerable long-term potential in this area. However, there is also a great deal of short-term volatility. This came into play in the second quarter, when small- and mid-caps fell sharply and underperformed their large-cap counterparts - a distinct reversal compared to the period from March 2003 through March 2004. Despite the short-term hit to the fund's relative performance, we believe our decision to make a substantial investment in smaller companies has the potential to offer strong long-term benefits.

Two of the fund's top performers in this area were Chiyoda Corp., a Japanese builder of industry specific factories, and AEON Mall Co., Ltd., a well-managed Japanese mall operator that is benefiting from the rising consumption in that country. The most significant detractor among small-caps was the mining company Ivanhoe Mines, which fell 35% in a single day after reporting that its reserves were lower than expected. We elected to close out the position, but with a gain of almost 400% from the fund's initial purchase. Other notable detractors were Korea Information Service, Inc., a credit card bureau that is facing stiffer competition, and PT Bank Mandiri, an Indonesian company that was hurt when concerns about upcoming elections in the country led some investors to move capital overseas and out of the Indonesian banking system.

Q: One of the key themes in the portfolio during 2003 was your efforts to take advantage of China's rapid growth. Where does this stand at present?

A: Companies leveraged to the China growth story generally did not do well during the latter half of the period. We believe, however, that concerns about a slowdown in China are very overdone. The goal of the government appears to be not to slow down the entire economy, but to cool off certain overheating sectors. We believe it is important to keep in mind that as China's economy continues its transition, millions more people are expected to move to the cities from the countryside. This likely means that China will need to keep creating jobs, and it will not be able to do this if the economy slows significantly. Our view is that while growth may indeed slow, it will remain strong on an absolute level - perhaps 8% annual gross domestic product growth. We believe it is also important to keep in mind that the capital infrastructure and manufacturing facilities in many areas of China are almost 50-60 years old. This will require a massive replacement effort on the part of the government.

We therefore believe the recent downturn is an overreaction that has created an investment opportunity. We sought to take advantage of the downturn by purchasing shares of Rio Tinto Ltd., an Australia-based mining company that benefits from higher Chinese consumption; Hon Hai Precision Industry Co., Ltd., a Taiwanese technology company; and Denway Motors Ltd., which has a strong brand in China's underpenetrated auto market. The story of China's emergence onto the global economic stage is one that we believe will play out over the next decade. As a result, we will be vigilant in our efforts to capitalize on short-term sell-offs in companies that are leveraged to the country's growth.

Q: In past reports, you have also discussed the "reflation trade." What is this, and how has it played out in the portfolio?

A: "Reflation" refers not to rampant inflation, but instead to a healthy rise in price levels and a corresponding end to the destructive deflation (i.e., falling prices) that has taken place in Asia in recent years. For example, property prices have been depressed since the financial crisis of the mid-to-late 1990s. But in the past year, we have witnessed rising real estate prices in Hong Kong, Taiwan and Japan. In Taiwan, for example, prices have gone up 8-10% in the past year, depending on the region. We have taken advantage of this in Hong Kong through positions in several banks plus Midland Realty Holdings Ltd., but our primary focus has been on financials and real estate companies in Taiwan and Japan. Strong performers during the most recent period include Sumitomo Realty & Development Co., Ltd. in Japan and Hung Poo Real Estate Development Corp. in Taiwan.

Q: How is the fund positioned within technology?

A: We have been gradually raising the fund's position in the technology sector. The consensus among market participants is that end demand is weakening and that the current cycle is not sustainable. We have taken advantage of the opportunity to go against the grain by adding to positions in companies where we believe growth trends will in fact be strong. For instance, we expect that the sales of notebook computers will remain robust, and we have sought to capitalize on this by investing in Compal Electronics, Inc. of Taiwan - one of the leading manufacturers of notebook computers in the world. We have also added to positions in two companies that we believe can capitalize on higher sales for painted circuit boards (a personal computer component): Elec & Eltek International Co., Ltd. (Singapore), a PCB manufacturer; and Kingboard Chemical Ltd. Corp. (Hong Kong), which makes the laminate used to coat the boards.

Q: Do you continue to find opportunities in the peripheral markets?

A: Yes. The emphasis on the possible slowdown in China has caused many investors to turn their attention away from what we see as being another equally critical element of growth in Asia: domestic consumption. A growing middle class has emerged in recent years as the region has recovered, and this group is proving to be an increasingly powerful economic force. We believe this story will take many years to fully play itself out. Accordingly, the fund holds positions in a number of companies that we believe stand to benefit from this trend, many of which can be found in the region's smaller markets. For example, we expect that Malaysia is on the cusp of a powerful growth cycle, similar to where Thailand stood several years ago. We have sought to capitalize on this trend by building positions in a number of companies that we believe can benefit from an improving economy, such as the bank Commerce Asset Holding Bhd and SP Setia Bhd (property). Elsewhere, the fund has purchased Philippine Long Distance Telephone Co., the dominant player in both fixed-line and mobile telecommunications in the country. We have been avoiding the Philippines for some time now, but believe this is a stock with strong growth potential. We continue to like Thailand as well due to its compelling growth outlook.

Q: What is your outlook for the region?

A: Our view on the Asian markets remains positive, and we believe the second quarter downturn represents a buying opportunity for long-term investors such as ourselves. Much of the volatility in Asian stocks is generated by institutional investors who - unlike us - can invest anywhere in the world. In light of the gains of the past year, many such investors took profits at the first sign of negative news. This has contributed to a rapid downturn that in our view is not justified by any meaningful shift in fundamentals. Consider the positive factors that continue to underlie the region's markets. Positive economic growth trends remain in place, and this has helped corporations to generate better earnings and to improve their balance sheets. This, in turn, has led to rising dividend yields. In addition, opportunities remain abundant to invest in fast-growing smaller companies that are not heavily followed by the global research community. We believe that the Asian markets are still attractively valued relative to their growth prospects in comparison to other areas of the world. With this as a backdrop, we continue to look past the short-term concerns of foreign investors and are instead focusing on the attractive long-term investment opportunities we believe the Asian markets have to offer.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Other Information

Investment Manager

Deutsche Investment Management Americas Inc. ("DeIM"), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management also manages the assets of other closed-end investment companies which invest primarily in foreign securities: The Brazil Fund, Inc., Scudder Global High Income Fund, Inc., The Korea Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. and The Central Europe and Russia Fund, Inc. In addition, Deutsche Asset Management manages open-end mutual funds which invest in domestic and international markets.

Deutsche Asset Management (Asia) Limited ("DeAM Asia"), located at 20 Raffles Place, #27-01 Ocean Towers, Singapore, Singapore 048620, serves as subadvisor to the fund. DeAM Asia renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the fund's portfolio that is allocated to it by Deutsche Investment Management Americas Inc. from time-to-time for management.

Changes in Officers and Director

On May 14, 2004, Richard T. Hale resigned as the fund's Chairman, President and Chief Executive Officer in connection with his forthcoming retirement as a Managing Director of DeIM. In anticipation of the resulting vacancies, the fund's Board of Directors on May 10, 2004 elected Robert J. Callander, an independent director, as Chairman of the Board. The fund's Board believes that its appointment of an independent director as Chairman reaffirms the Board's longstanding commitment to strong, independent oversight of the fund's operations, and to progressive governance practices that seek to protect and serve the interests of all of the fund's stockholders. The supermajority of the fund's directors (currently six out of seven) have always been independent directors, not affiliated with DeIM, the fund's investment manager.

In addition, the Board, at the recommendation of the Committee on Independent Directors, elected Vincent J. Esposito, a Managing Director of DeIM, as a director of the fund and Vice Chairman of the fund's Board, and elected Julian F. Sluyters, also a Managing Director of DeIM, as the fund's President and Chief Executive Officer.

On July 7, 2004, the Board of Directors appointed Kevin Gay as Assistant Treasurer of the fund, replacing Lucinda Stebbins, who resigned as Assistant Treasurer in connection with her retirement as a Director of the fund's investment manager on June 1, 2004.

Securities Lending

On April 6, 2004, the Board of Directors approved the fund's participation in a securities lending program. As of June 30, 2004, the fund has not yet participated in the securities lending program. Under the securities lending program, the fund may lend securities to financial institutions. The fund would retain beneficial ownership of the securities it has loaned and continue to receive interest and dividends paid by the securities and to participate in any changes in their market value. The fund would require the borrowers of the securities to maintain collateral with the fund in the form of cash and/or government securities equal to 102 percent of the value of domestic securities and 105 percent of the value of foreign denominated securities on loan. The fund would be permitted to invest the cash collateral in an affiliated money market fund. The fund would receive compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the fund or the borrower would be permitted to terminate the loan. The fund would be subject to all investment risk associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Dividend Reinvestment Plan and Cash Purchase Plan

The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 32. You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Share Repurchases

The Board of Directors of Scudder New Asia Fund, Inc. has authorized the fund to effect periodic repurchases of its shares in the open market from time to time when the fund's shares trade at a discount to their NAV. Subject to periodic review by the fund's Board of Directors, repurchases may be made at such time and in such amounts as the fund's Manager believes will further the achievement of the fund's objectives. Depending on market conditions, available funds, regulatory requirements and alternative investment opportunities, such repurchases are limited to (1) 5% of the shares outstanding at the beginning of the calendar year, plus (2) an estimate of shares to be issued in connection with the current calendar year's dividends, plus (3) the number of shares authorized for purchase in the previous calendar year that have not been purchased. In measuring the number of shares authorized for repurchase, the shares relating to the current calendar year's dividends are estimated at 50% of the number of shares issued in connection with the prior calendar year's dividends or until such time during the calendar year that the fund's Manager has a more accurate projection of the calendar year's dividends. Repurchases made based on this estimate shall continue to have been authorized, even if the actual dividend or related share issuance is lower. During the six-month period ended June 30, 2004, there were no fund shares repurchased by the fund pursuant to the share repurchase plan as described above.

Net Asset Value

The fund's NAV is available daily on our Web site at www.ScudderNewAsia.com or visit our Direct Link CEF.Scudder.com (do not use www.). The fund's NAV is published weekly on Monday and the fund's Market Value is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's NAV is also published in The New York Times and Barron's.

Investment Summary as of June 30, 2004

Performance is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance.

Historical Information as of June 30, 2004
	Total Return (%)
	Market Value		Net Asset Value (a)		Index (b)
	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	-13.94	-	-9.68	-	-5.35	-
One Year	37.33	37.33	37.15	37.15	41.72	41.72
Three Year	39.42	11.72	33.32	10.06	11.82	3.79
Five Year	9.34	1.80	9.17	1.77	-7.04	-1.45
Ten Year	8.21	.79	24.91	2.25	N/A*	N/A*

Per Share Information and Returns(a)
	Yearly periods ended June 30

	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
Net Asset Value ($)	16.00	16.06	17.26	10.28	17.03	20.16	11.09	11.02	10.78	14.76
Income Dividends ($)	.02	.02	.03	.15	-	-	-	-	-	.02
Capital Gains Distributions ($)	5.06	.87	.37	.29	-	.61	2.04	-	-	-
Total Return (%)	-5.41	5.70	10.85	-37.67	65.66	22.96	-33.40	-.63	-2.18	37.15

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(b) The MSCI All-Country Asia Free Index is an unmanaged, capitalization-weighted measure of stock markets in the Pacific region. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
* Index began on December 31, 1998.

Portfolio Summary as of June 30, 2004

Asset Allocation	6/30/04	12/31/03

Common Stocks	98%	98%
Preferred Stocks	2%	1%
Cash Equivalents	-	1%
	100%	100%

Geographical (Excludes Cash Equivalents)	6/30/04	12/31/03

Japan	25%	23%
Korea	20%	19%
Taiwan	13%	11%
Hong Kong	12%	10%
Thailand	7%	9%
China	5%	6%
Malaysia	3%	-
India	4%	7%
Indonesia	3%	4%
Other	8%	11%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	6/30/04	12/31/03

Information Technology	23%	18%
Financials	21%	22%
Industrials	18%	22%
Materials	10%	17%
Consumer Discretionary	10%	9%
Telecommunication Services	9%	5%
Energy	4%	2%
Utilities	2%	1%
Health Care	1%	2%
Other	2%	2%
	100%	100%

Asset allocation, geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2004 (27.1% of Portfolio)
1. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	8.2%
2. Taiwan Semiconductor Manufacturing Co., Ltd. Manufacturer of integrated circuits and other semiconductor devices	Taiwan	2.9%
3. Mizuho Financial Group, Inc. Provider of financial services	Japan	2.6%
4. Chiyoda Corp. Builder of industry specific factories	Japan	2.4%
5. AEON Mall Co., Ltd. Developer of shopping malls	Japan	2.0%
6. The Siam Cement Public Co., Ltd. Manufacturer that distributes cement	Thailand	1.9%
7. Citizen Watch Co., Ltd. Manufacturer and retailer of watches	Japan	1.9%
8. Sumitomo Corp. Provider of general trading services	Japan	1.8%
9. Daegu Bank Provider of commercial banking services	Korea	1.7%
10. SK Corp. Refiner of oil	Korea	1.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please call 1-800-349-4281.

Investment Portfolio as of June 30, 2004

	Shares	Value ($)

Common Stocks 98.1%
Australia 2.8%
Newcrest Mining Ltd.	218,688	2,100,575
Rio Tinto Ltd.	57,300	1,435,878
(Cost $2,134,564)		3,536,453
Bermuda 1.1%
Midland Realty Holdings Ltd. (Cost $1,247,039)	6,709,300	1,436,524
China 5.3%
Beijing Datang Power Generation Co., Ltd. "H"	1,586,000	1,240,373
China Petroleum & Chemical Corp. "H"	5,154,000	1,883,253
China Telecom Corp., Ltd. "H"	2,468,000	862,246
China Vanke Co., Ltd. "B"	2,135,400	1,032,143
Hainan Meilan Airport Co., Ltd. "H"	1,327,400	1,012,600
Harbin Power Equipment Co., Ltd. "H"	2,781,300	706,045
(Cost $5,787,415)		6,736,660
Hong Kong 12.1%
BOC Hong Kong Holdings Ltd.	590,700	1,007,252
Cheung Kong Holdings Ltd.	204,000	1,503,894
China Mobile (Hong Kong) Ltd.	422,000	1,276,861
Denway Motors Ltd.	2,216,000	802,615
Fountain Set Holdings Ltd.	3,029,000	2,019,398
Hong Kong Exchanges & Clearing Ltd.	582,000	1,197,615
Hutchison Whampoa Ltd.	227,000	1,549,761
Kingboard Chemical Holdings Ltd.	910,000	1,580,884
Lifestyle International Holdings Ltd.*	800,000	979,519
PCCW Ltd.*	1,280,000	869,772
Skyworth Digital Holdings Ltd.	3,878,700	1,019,435
Wing Hang Bank Ltd.	254,000	1,507,766
(Cost $16,060,539)		15,314,772
India 4.3%
Grasim Industries, Ltd.	41,200	907,530
Mahindra & Mahindra Ltd.	133,100	1,281,001
Oil & Natural Gas Corp. Ltd.	54,800	750,934
Ranbaxy Laboratories Ltd.	58,700	1,162,559
Satyam Computer Services Ltd.	195,200	1,298,429
(Cost $6,172,843)		5,400,453
Indonesia 2.8%
PT Bank Mandiri	13,305,500	1,663,364
PT Telekomunikasi Indonesia TbK*	2,379,500	1,873,423
(Cost $3,097,873)		3,536,787
Japan 24.9%
Advantest Corp.	11,200	752,258
AEON Mall Co., Ltd.	43,000	2,564,157
Chiyoda Corp.*	430,000	3,061,975
Citizen Watch Co., Ltd.	207,000	2,350,825
JFE Holdings, Inc.	72,600	1,784,398
Kamigumi Co., Ltd.	138,000	1,005,504
KDDI Corp.	336	1,926,439
Matsui Securities Co., Ltd.	45,600	1,554,426
Mitsui O.S.K. Lines, Ltd.	271,000	1,429,264
Mizuho Financial Group, Inc.	738	3,356,549
Modec, Inc.	31,000	666,514
Nitto Denko Corp.	25,000	1,281,757
Nomura Holdings, Inc.	117,000	1,736,160
Park24 Co., Ltd.	37,000	1,410,851
Pioneer Corp.	25,300	655,543
Sammy Corp.	13,000	622,318
Sumitomo Corp.	309,000	2,248,615
Sumitomo Realty & Development Co., Ltd.	166,000	2,062,131
Yamaha Corp.	68,000	1,118,390
(Cost $19,155,173)		31,588,074
Korea 18.3%
Asiana Airlines*	411,700	841,587
Daegu Bank	415,300	2,223,087
Hyundai Mobis	15,000	666,522
Kiryung Electronics Co., Ltd.*	127,300	602,042
Korea Information Service, Inc.	80,100	1,304,357
KT&G Corp.	53,700	1,241,914
LG Electronics, Inc.	23,430	1,112,139
LG International Corp.	172,100	1,189,570
NEPES Corp.*	106,900	953,720
NHN Corp.	14,100	1,404,504
Samsung Electronics Co., Ltd.	20,640	8,527,744
SK Corp.	55,500	2,201,732
Taegu Department Stores Co.	159,000	925,492
(Cost $15,865,090)		23,194,410
Malaysia 3.3%
Commerce Asset-Holding Bhd.	1,648,200	2,107,961
Resorts World Bhd.	485,300	1,143,009
SP Setia Bhd.	942,300	981,976
(Cost $4,967,757)		4,232,946
Philippines 1.3%
Philippine Long Distance Telephone Co. (ADR)* (Cost $1,460,736)	79,900	1,666,714
Singapore 1.8%
Elec & Eltek International Co., Ltd.	341,800	957,040
Singapore Telecommunications Ltd.	971,000	1,271,534
(Cost $2,312,074)		2,228,574
Taiwan 13.2%
Chungwha Telecom Co., Ltd.	868,000	1,498,333
Compal Electronics, Inc.	1,288,000	1,399,167
Hon Hai Precision Industry Co., Ltd.	259,000	963,542
Hotai Motor Co., Ltd.	599,000	866,411
Hung Poo Real Estate Development Corp.*	1,554,000	1,123,875
Lite-On Technology Corp.	614,000	645,065
Mega Financial Holdings Co., Ltd.	3,327,520	2,198,540
Nan Ya Plastics Corp.	1,149,442	1,515,485
Siliconware Precision Industries Co.*	2,424,000	1,904,571
Taiwan Semiconductor Manufacturing Co., Ltd.	2,540,040	3,658,867
Yageo Corp.*	1,702,000	876,327
(Cost $15,205,566)		16,650,183
Thailand 6.9%
Bangkok Bank PCL (Foreign Registered)*	797,400	1,921,563
Banpu Public Co., Ltd. (Foreign Registered)	280,800	913,674
PTT Exploration and Production PCL (Foreign Registered)	142,100	962,977
Siam City Bank PCL (Foreign Registered)	1,549,400	940,064
Thai Olefins Co., Ltd. (Foreign Registered)*	591,900	839,883
Thai Union Frozen Products Public Co., Ltd. (Foreign Registered)	1,497,700	740,148
The Siam Cement Public Co., Ltd. (Foreign Registered)	396,400	2,387,128
(Cost $7,434,563)		8,705,437
Total Common Stocks (Cost $100,901,232)		124,227,987

Preferred Stocks 1.9%
Korea
Daishin Securities Co.	98,200	569,892
Samsung Electronics Co., Ltd.	7,100	1,863,404
Total Preferred Stocks (Cost $1,918,027)		2,433,296

Rights 0.0%
Thailand
True Corp. PCL* (Cost $0)	299,999	0
Total Investment Portfolio - 100.0% (Cost $102,819,259) (a)		126,661,283

* Non-income producing security.
(a) The cost for federal income tax purposes was $103,453,682. At June 30, 2004, net unrealized appreciation for all securities based on tax cost was $23,207,601. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $30,375,019 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,167,418.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2004
Assets
Investments in securities, at value (cost $102,819,259)	$ 126,661,283
Foreign currency, at value (cost $3,351,656)	3,345,470
Receivable for investments sold	90,873
Dividends receivable	374,468
Interest receivable	2,241
Foreign taxes recoverable	31,673
Other assets	4,973
Total assets	130,510,981
Liabilities
Due to custodian bank	474,762
Payable for investments purchased	316,382
Deferred foreign taxes	41,684
Accrued management fee	128,914
Other accrued expenses and payables	256,307
Total liabilities	1,218,049
Net assets, at value	$ 129,292,932
Net Assets
Net assets consist of: Undistributed net investment income	81,377
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $41,684)	23,800,340
Foreign currency related transactions	2,586
Accumulated net realized gain (loss)	(8,710,671)
Cost of 181,600 shares held in treasury	(1,526,821)
Paid-in capital	115,646,121
Net assets, at value	$ 129,292,932
Net Asset Value per share ($129,292,932 / 8,759,833 outstanding shares of common stock, issued and outstanding, $.01 par value, 50,000,000 shares authorized)	$ 14.76

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $124,275)	$ 1,328,500
Interest - Scudder Cash Management QP Trust	6,272
Total Income	1,334,772
Expenses: Management fee	828,133
Services to shareholders	24,283
Custodian and accounting fees	193,036
Auditing	58,002
Legal	8,700
Directors' fees and expenses	53,012
Reports to shareholders	30,582
NYSE listing fee	10,900
Other	26,636
Total expenses, before expense reductions	1,233,284
Expense reductions	(390)
Total expenses, after expense reductions	1,232,894
Net investment income (loss)	101,878
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $537,244)	17,459,363
Foreign currency related transactions	(41,584)
17,417,779
Net unrealized appreciation (depreciation) during the period on: Investments (net of deferred foreign tax credit of $793,273)	(23,172,019)
Foreign currency related transactions	(2,620)
(23,174,639)
Net gain (loss) on investment transactions	(5,756,860)
Net increase (decrease) in net assets resulting from operations	$ (5,654,982)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2004	Year Ended December 31, 2003
Operations: Net investment income (loss)	$ 101,878	$ 286,360
Net realized gain (loss) on investment transactions	17,417,779	6,774,750
Net unrealized appreciation (depreciation) on investment transactions during the period	(23,174,639)	45,345,173
Net increase (decrease) in net assets resulting from operations	(5,654,982)	52,406,283
Distributions to shareholders from: Net investment income	(192,716)	-
Fund share transactions: Cost of shares repurchased	-	(1,526,821)
Net increase (decrease) in net assets from Fund share transactions	-	(1,526,821)
Increase (decrease) in net assets	(5,847,698)	50,879,462
Net assets at beginning of period	135,140,630	84,261,168
Net assets at end of period (including undistributed net investment income of $81,377 and $172,215, respectively)	$ 129,292,932	$ 135,140,630
Other Information
Shares outstanding at beginning of period	8,759,833	8,941,433
Shares repurchased	-	(181,600)
Shares outstanding at end of period	8,759,833	8,759,833

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2004[a]	2003	2002	2001	2000	1999
Per Share Operating Performance
Net asset value, beginning of period	$ 15.43	$ 9.42	$ 10.43	$ 12.26	$ 24.09	$ 11.71
Income (loss) from investment operations: Net investment income (loss)[b]	.01	.03	(.07)	(.04)	(.19)	(.08)
Net realized and unrealized gain (loss) on investment transactions	(.66)	5.95	(.94)	(1.70)	(9.08)	12.46
Total from investment operations	(.65)	5.98	(1.01)	(1.74)	(9.27)	12.38
Less distributions from: Net investment income	(.02)	-	-	-	-	-
Net realized gains on investment transactions	-	-	-	(.09)	(2.56)	-
Total distributions	(.02)	-	-	(.09)	(2.56)	-
NAV accretion resulting from repurchases of shares at value	-	.03	-	-	-	-
Net asset value, end of period	$ 14.76	$ 15.43	$ 9.42	$ 10.43	$ 12.26	$ 24.09
Market value, end of period	$ 12.75	$ 14.33	$ 7.71	$ 8.46	$ 9.31	$ 19.81
Total Return
Per share net asset value (%)[c]	(4.24)**	63.80	(9.68)	(14.17)	(36.57)	105.72
Per share market value (%)[c]	(10.88)**	85.86	(8.87)	(8.32)	(41.43)	112.75
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	129	135	84	93	108	212
Ratio of expenses (%)	1.81*	2.04	1.99	1.89	1.68	1.77
Ratio of net investment income (loss) (%)	.15*	.28	(.70)	(.35)	(.95)	(.52)
Portfolio turnover rate (%)	108*	80	101	161	121	92

a For the six months ended June 30, 2004.
b Based on average shares outstanding during the period.
c Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder New Asia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Maryland corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Gains realized upon disposition of Indian securities held by the Fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the Fund accrues a deferred tax liability for net unrealized gains in excess of available carryforwards on Indian securities. Taiwan stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

At December 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $25,459,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009 ($21,004,000) and December 31, 2010 ($4,455,000), the respective expiration dates, whichever occur first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies, investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends and related withholding taxes, if applicable, from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended June 30, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $72,941,517 and $74,135,718, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Manager"), an indirect wholly owned subsidiary of Deutsche Bank AG, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable monthly is equal to an annualized rate of 1.25% of the first $75,000,000 of the Fund's average weekly net assets, 1.15% of the next $125,000,000 of such net assets and 1.10% of such net assets in excess of $200,000,000. Accordingly, for the six months ended June 30, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.22% of the Fund's average weekly net assets. Deutsche Asset Management (Asia) Limited ("DeAM Asia"), also a wholly owned subsidiary of Deutsche Bank AG, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund.

For the six months ended June 30, 2004, the Manager agreed to reimburse the Fund $390 for expenses relating to service provider fees.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Manager, is the transfer, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2004, the amount charged to the Fund by SISC aggregated $8,100, of which $5,400 is unpaid at June 30, 2004.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, is the shareholder service communications agent of the Fund. For the six months ended June 30, 2004, the amount charged to the Fund by SSC aggregated $7,500, of which $2,500 is unpaid at June 30, 2004.

Scudder Fund Accounting Corporation ("SFAC"), also a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between SFAC and State Street Bank and Trust Company ("SSB"), SFAC has delegated all accounting functions to SSB. SFAC compensates SSB out of the accounting fee it receives from the Fund. For the six months ended June 30, 2004, the amount charged to the Fund by SFAC aggregated $62,360, of which $36,635 is unpaid at June 30, 2004.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

F. Share Repurchases

The Fund has a share repurchase plan to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their NAV. During the year ended December 31, 2003, the Fund purchased 181,600 shares of common stock on the open market at a total cost of $1,526,821. The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 16.0%. These shares are held in Treasury. During the six months ended June 30, 2004, the Fund did not purchase any shares of common stock on the open market.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and the Shareholders of Scudder New Asia Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder New Asia Fund, Inc. (the "Fund") at June 30, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts August 18, 2004	PricewaterhouseCoopers LLP

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company or its delegate (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent"). Note that the fund's share price for purposes of the Plan is calculated net of due-bills, if applicable.

The Transfer Agent provides record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at 1-800-294-4366.

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Transfer Agent in writing otherwise. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Transfer Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send their voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $0.75 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         REPURCHASE DISCLOSURE

--------------------------------------------------------------------------------
                                    (a)                       (b)
                                    Total Number of           Average Price Paid
Period                              Shares Purchased          per Share

--------------------------------------------------------------------------------

January 1 through January 31                    0                         $0

February 1 through February 29                  0                         $0

March 1 through March 31                        0                         $0

April 1 through April 30                        0                         $0

May 1 through May 31                            0                         $0

June 1 through June 30                          0                         $0

--------------------------------------------------------------------------------
Total                                           0                         $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        (c)                   (d)
                                        Total Number of       Maximum Number of
                                        Shares Purchased as   Shares that May
Period                                  Part of Publicly      Yet Be Purchased
                                        Announced Plans       Under the Plans
                                        or Programs           or Programs
--------------------------------------------------------------------------------

January 1 through January 31                  n/a                   n/a

February 1 through February 29                n/a                   n/a

March 1 through March 31                      n/a                   n/a

April 1 through April 30                      n/a                   n/a

May 1 through May 31                          n/a                   n/a

June 1 through June 30                        n/a                   n/a

--------------------------------------------------------------------------------
Total                                         n/a                   n/a
--------------------------------------------------------------------------------

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the 345 Park Avenue New
York, NY 10154

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

Fund management has previously identified a significant deficiency relating to the overall fund expense payment and accrual process. This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the
Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder New Asia Fund

By:                                 /s/Julian Sluyters
                                    ------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder New Asia Fund

By:                                 /s/Julian Sluyters
                                    ------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 23, 2004

By:                                 /s/Charles A. Rizzo
                                    ------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               August 23, 2004